Exhibit 10.19

Third Amendment to Loan Agreement

This Third Amendment to Loan Agreement (the “Amendment”) is made and entered into as of March 1, 2011, between inContact, Inc. (“Borrower”) and Zions First National Bank (“Lender”).

Recitals

1. Borrower and Lender have entered into a Loan Agreement dated July 16, 2009, as amended by that certain Amendment to Loan Agreement dated February 22, 2010, and as further amended by that certain Second Amendment to Loan Agreement dated August 3, 2010, (collectively the “Loan Agreement”).

2. Borrower and Lender desire to modify and amend the Loan Agreement, as provided herein.

Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree and amend and modify the Loan Agreement as follows:

1. Recitals. Borrower and Lender each hereby acknowledge the accuracy of the Recitals, which are incorporated herein by reference.

2. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meaning when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa.

3. Amendments. The Loan Documents are hereby modified and amended as follows:

(a) Section 6.14(a) Minimum EBITDA of the Loan Agreement is deleted and replaced in its entirety with the following:

a. Minimum Quarterly EBITDA. Borrower shall maintain a minimum quarterly EBITDA, measured as of the last day of each quarter, as follows:

Period Ending	Amount
March 31, 2011 through September 30, 2011	$300,000
December 31, 2011 and thereafter	$1,000,000

4. References. Each reference in the Loan Documents to any of the Loan Documents shall be deemed to be a reference to such documents as modified hereby.

5. Note Modification. Upon execution and delivery of this Amendment, Borrower shall execute and deliver that certain Second Note Modification Agreement and Allonge of even date herewith, pursuant to which the maturity date of the Promissory Note shall be extended to July 1, 2013.

6. Borrower Representations and Warranties. Borrower hereby affirms and again makes the representations and warranties set forth in Section 5 of the Loan Agreement as of the date of this amendment, except to the extent that any such representations and warranties refer specifically to an earlier date.

7. Borrower Covenants. Borrower covenants with Lender as follows:

(a) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Amendment.

(b) Borrower hereby fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, arising from or relating to the Loan, the Loan Documents, or the actions or omissions of Lender in respect to the Loan or the Loan Documents arising from events, acts or omissions occurring prior to the date hereof.

8. Payment of Expenses and Attorneys Fees. Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, all reasonable attorneys fees and legal expenses. Lender is authorized and directed to disburse a sufficient amount of the Loan proceeds to pay these expenses in full.

9. Agreement Remains in Full Force and Effect. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified hereby. Any property rights or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

10. Integrated Agreement; Amendment. This Amendment, together with the Loan Agreement and the Loan Documents, constitutes the entire agreement between Lender and Borrower concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWER AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah.

12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Receipt by Lender of an executed copy of this Amendment by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery by the signatory thereto.

All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

This Third Amendment and the Loan Agreement shall be read and interpreted together as one agreement.

[Signature Pages(s) Follow]

IN WITNESS WHEREOF, the parties here executed this Amendment upon the day and year first indicated above.

Lender:

Zions First National Bank

By:	/s/ Thomas C. Etzel
Name: Thomas C. Etzel
Title: Senior Vice President

Borrower:

inContact, Inc.

By:	/s/ Gregory S. Ayers
Name: Gregory S. Ayers
Title: Chief Financial Officer

THIRD AMENDMENT TO LOAN

AGREEMENT

Signature Page